LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 6, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 31, 2013, OF

LEGG MASON STRATEGIC REAL RETURN FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2013, as supplemented on May 6, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2013, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2012, are incorporated by reference into this Summary Prospectus.

The sections titled “Management – Portfolio managers – Western Asset, WAML and Western Japan” in the fund’s Summary Prospectus and in the fund’s Prospectus are deleted and replaced with the following:

Western Asset, WAML and Western Japan: Stephen A. Walsh and Paul E. Wynn have been Portfolio Managers of the fund sleeve subadvised by Western Asset, WAML and Western Japan since 2010. Dennis J. McNamara has been a portfolio manager for the fund sleeve subadvised by Western Asset, WAML and Western Japan since 2012. These portfolio managers work together with a broader investment management team.

The last paragraph in the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus is deleted and replaced with the following information:

Stephen A. Walsh, Paul E. Wynn and Dennis J. McNamara have been employed by Western Asset, each in the capacity of portfolio manager for more than five years. The portfolio managers lead a larger team, and their focus is on portfolio structure, duration weighting and term structure decisions.

Please retain this supplement for future reference.

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